                       SUPPLEMENT DATED DECEMBER 18, 1996
                    to the Prospectuses dated April 1, 1996
                (Value Advantage Shares(TM)) and April 29, 1996
                              (Sweep Shares) for:

                          SCHWAB TAX-EXEMPT MONEY FUND
                    SCHWAB CALIFORNIA TAX-EXEMPT MONEY FUND
                     SCHWAB NEW YORK TAX-EXEMPT MONEY FUND

LOW-COST INVESTING. As part of a commitment to low-cost investing, Charles Schwab Investment Management, Inc. and Charles Schwab & Co., Inc. guarantee the operating expense ratio limits described in the prospectuses for each of the Funds listed above (each a "Fund") through at least April 30, 1997.

CHANGES IN CERTAIN FUNDAMENTAL POLICIES AND ELECTION OF TRUSTEES. On December 16, 1996, the shareholders of each Fund approved the following matters, which will become effective January 2, 1997:

1. Amendment of each Fund's fundamental investment policy restricting the Fund from investing more than 20% of its total assets in investments which generate interest subject to the Federal Alternative Minimum Tax;

2. Elimination, reclassification or amendment of each Fund's fundamental investment restrictions; and

3. Election of seven Trustees.

As a result of the amendment referenced in Item No. 1 above, as of January 2, 1997, the name of the Schwab Tax-Exempt Money Fund will be changed to the Schwab Municipal Money Fund; the name of the Schwab California Tax-Exempt Money Fund will be changed to the Schwab California Municipal Money Fund; and the name of the Schwab New York Tax-Exempt Money Fund will be changed to the Schwab New York Municipal Money Fund.

As a result of the shareholder vote, each Fund's fundamental policy limiting investment in securities which generate income subject to the Alternative Minimum Tax will be eliminated. For shareholders subject to the Federal Alternative Minimum Tax, a greater percentage of their income from each Fund may be subject to that tax as a result of the policy change. As of January 2, 1997, each Fund's investment objective will be to seek maximum current income that is exempt from regular Federal income taxes (in addition to California personal income tax for the Schwab California Municipal Money Fund and New York state and local income taxes for the Schwab New York Municipal Money Fund) consistent with the stability of capital.
TF 4467